UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

BLUE OWL TECHNOLOGY INCOME CORP.

(Exact name of registrant as specified in its charter)

Maryland	814-01445	87-1346173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

399 Park Avenue, New York, NY 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On September 10, 2026, Blue Owl Technology Income Corp. (the “Company”) entered into the Fourth Amendment to Senior Secured Credit Agreement (the “Fourth Amendment”), which amends that certain Senior Secured Credit Agreement, dated as of May 2, 2022 (as amended by the First Amendment to Senior Secured Credit Agreement, dated as of October 23, 2023, as amended by the Second Amendment to Senior Secured Credit Agreement, dated as of June 24, 2024, as amended by the Third Amendment to Senior Secured Credit Agreement, dated as of October 21, 2024, and as further amended by the Fourth Amendment). The parties to the Fourth Amendment include the Company, as Borrower, the subsidiary guarantors party thereto solely with respect to Section 5.9 therein, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent, and, solely with respect to Section 5.11 therein, as Collateral Agent. The Fourth Amendment, among other things, (i) extends the revolver availability period from October 2028 to September 2030, (ii) extends the scheduled maturity date from October 2029 to September 2031, (iii) decreases the total facility amount from $1,050,000,000 to $975,000,000, (iv) decreases the accordion provision to permit increases to a total facility amount of up to $1,462,500,000 and (v) resets the minimum shareholders’ equity test. The Company voluntarily reduced the total facility amount in order to reduce borrowing costs and align with its target leverage.

The above description of the Fourth Amendment contained in this Current Report on Form 8-K does not propose to be complete and is qualified in its entirety by reference to the Fourth Amendment filed as an exhibit hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1*	Fourth Amendment to Senior Secured Credit Agreement, dated as of September 10, 2026, among Blue Owl Technology Income Corp., the subsidiary guarantors party thereto, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL CORPORATION

Date: September 15, 2026	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Operating Officer and Chief Financial Officer